Summary prospectus

Global / international equity mutual fund

Delaware Asia Select Fund
(formerly, Delaware Macquarie Asia
Select Fund)

Nasdaq ticker symbols
Class A	DMAAX
Class C	DMACX
Institutional Class	DMSIX

March 29, 2016
(as amended and restated May 2, 2016)

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at
delawareinvestments.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund's statutory prospectus and statement of additional information, both dated March 29, 2016, as amended and restated May 2, 2016 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Delaware Asia Select Fund

What is the Fund's investment objective?

Delaware Asia Select Fund seeks long-term capital appreciation. Although the Fund will strive to meet its investment objective, there is no assurance that it will.

What are the Fund's fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial intermediary, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information (SAI) under the section entitled "Purchasing Shares."

The Fund's distributor, Delaware Distributor, L.P. (Distributor), has voluntarily agreed to waive 12b-1 fees for the Fund's Class A and Class C shares from Dec. 1, 2015 until such time as the voluntary expense cap is discontinued. The Distributor's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Shareholder fees (fees paid directly from your investment)
Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	Inst.
Management fees	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses[2]	1.73%	1.73%	1.73%
Total annual fund operating expenses	2.93%	3.68%	2.68%
Fee waivers and expense reimbursements	(1.38%)[3]	(1.38%)[3]	(1.38%)[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.55%	2.30%	1.30%

1	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
2	"Other expenses" are based on estimates for the current fiscal year.
3

The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.30% of the Fund's average daily net assets from Dec. 1, 2015 through May 2, 2017. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not
		redeemed)
Class	A	C	C	Inst.
1 year	$724	$233	$333	$132
3 years	$1,307	$999	$999	$701
5 years	$1,914	$1,785	$1,785	$1,297
10 years	$3,547	$3,843	$3,843	$2,911

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  Because the Fund commenced operations on Dec. 21, 2015, there is no portfolio turnover information available for the Fund's prior fiscal year. The Fund, however, will include portfolio turnover information in the future.

What are the Fund's principal investment strategies?

The Fund seeks to achieve its investment objective by primarily investing in equity securities of companies with exposure to one or more countries in Asia (excluding Japan), which may include developed, emerging, and frontier countries. The portfolio managers will consider companies of any size or market capitalization. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in listed securities of companies that provide exposure to one or more countries in Asia (excluding Japan) (the 80% policy). Securities may be considered to have exposure to any one or more regions of Asia if their securities are listed in any Asian market (excluding Japan) or if they are listed in any other eligible market (such as the United States or the United Kingdom) and derive, or are expected to derive, a significant portion of their revenues from one or more countries in Asia (excluding Japan).

The Fund's investment manager is Delaware Management Company (Manager). The Manager has selected Macquarie Funds Management Hong Kong Limited (Macquarie Funds Management) to serve as the Fund's sub-advisor. Macquarie Funds Management is responsible for the day-to-day investment management of the Fund's assets. Macquarie Funds Management selects investments for the Fund based on its own investment style and strategy.  Macquarie Funds Management applies a rigorous bottom-up process and strict portfolio discipline to minimize risk and attempts to exploit key market inefficiencies in Asian markets (excluding Japan). Macquarie Funds Management employs screening techniques followed by in-depth fundamental research to identify companies that: are characterized by high return on equity and strong cash flows; appear undervalued over the long term; are leaders in attractive industries with a competitive advantage; and are able to demonstrate strong management and corporate governance. Macquarie Funds Management seeks long-term capital appreciation by focusing primarily on domestic-demand stocks and tends to underweight mega caps and state-owned enterprises.

Macquarie Funds Management may invest in any industry sector, but will use all reasonable efforts to ensure that the Fund does not invest in: (1) companies whose primary business is the manufacture of tobacco products, or (2) companies involved in the production of anti-personnel mines, nuclear weapons, chemical weapons, or biological weapons where publicly available information clearly demonstrates that such company is actively and knowingly involved in the production of such weapons.

The Fund's 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days' notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets and significantly affect fund performance.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Investments not guaranteed by Delaware Management Company (Manager) or its affiliates — Neither the Manager nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

How has Delaware Asia Select Fund performed?

Because the Fund commenced operations on Dec. 1, 2015, there is no performance information for a full calendar year. You may obtain the Fund's most recently available month-end performance by calling 800 362-7500 or by visiting our website at delawareinvestments.com/performance.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Sub-advisor

Macquarie Funds Management Hong Kong Limited (Macquarie Funds Management)

Portfolio managers	Title with Sub-Advisor	Start date on the Fund
Duke Lo, CFA	Associate Director, Portfolio Manager — Asian All Stars Strategy Analyst — Asian Listed Equities Team	Since inception
Sam Le Cornu	Division Director, Head of Investments, Co-Head — Asian Listed Equities Team	Since inception
John Bugg, CFA	Division Director, Head of Research, Co-Head — Asian Listed Equities Team	Since inception

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund's website at delawareinvestments.com; by calling 800 523-1918; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25.  For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the prospectus under "Choosing a share class" and on the Fund's website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund's prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SMPR-238 [11/15] DG3 21085 [5/16]